UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 8, 2015

MATTHEWS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-09115	25-0644320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Northshore Center, Pittsburgh, PA	15212
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code (412) 442-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):
☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                          Entry into a Material Definitive Agreement
On June 8, 2015, Matthews International Corporation ("Matthews") and its wholly-owned subsidiary, The York Group, Inc. ("York"), entered into a purchase agreement with Aurora Products Group, LLC ("Aurora"), the sellers identified therein, and Kohlberg Management VII, L.P., in its capacity as the sellers' representative (the "Purchase Agreement"). Upon the terms and subject to the conditions set forth in the Purchase Agreement, York will acquire all of the outstanding equity interests of Aurora from the sellers (the "Aurora Transaction"), resulting in Aurora becoming an indirect wholly-owned subsidiary of Matthews. Aurora provides burial, cremation, and technology products to funeral home clients and distributors in the United States and Canada. Matthews will fund the acquisition through cash on hand and borrowings under its existing credit facility.
The purchase price for the Aurora Transaction is $214.0 million in cash on a debt-free basis subject to a working capital adjustment. Additional consideration of $10.0 million is payable contingent upon the achievement of a specified increased level of adjusted earnings before interest, taxes, depreciation and amortization for the last full twelve (12) months prior to the closing. Matthews expects to consummate the Aurora Transaction in the quarter ending September 30, 2015, subject to customary closing conditions, including the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HSR Act") or early termination of the waiting period under the HSR Act.
The Purchase Agreement contains customary representations and warranties and covenants of the parties. Subject to the limitations set forth in the Purchase Agreement, each of the parties has agreed to use its reasonable best efforts to take such actions as may be necessary under applicable competition laws to enable the closing to occur as soon as reasonably possible.  The Purchase Agreement contains customary termination rights and may be terminated by York or the sellers' representative if the Aurora Transaction is not consummated prior to December 9, 2016. The Purchase Agreement further provides that, upon termination of the Purchase Agreement under specified circumstances, York and Matthews will be jointly and severally obligated to pay Aurora a reverse termination fee of $10.0 million.
The foregoing description of the Purchase Agreement is not complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. A copy of the press release issued by Matthews on June 9, 2015 concerning the Purchase Agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
The Purchase Agreement contains representations and warranties that are the result of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified by disclosure schedules delivered in connection with the Purchase Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors should read the representations, warranties and covenants in the Purchase Agreement not in isolation but only in conjunction with the other information about Matthews that Matthews includes in reports, statements and other filings it makes with the Securities and Exchange Commission.

Forward Looking Statements
Certain items in this Form 8-K (and exhibits hereto) may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those forward-looking statements are subject to various risks and uncertainties. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "potential," "intend," "expect," "seek," "anticipate," "estimate," "believe," "could," "would," "project," "predict," "continue," "plan" or other similar words or expressions. Such statements are based upon the current beliefs and expectations of Matthews' managements and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors which could have a material adverse effect on our operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, risks relating to the acquisition of Aurora, including in respect of the satisfaction of closing conditions to the transaction, unanticipated difficulties and/or expenditures relating to the transaction, the risk that regulatory approvals required for the transaction are not obtained or are obtained subject to conditions that are not anticipated, uncertainties as to the timing of the transaction, the impact of the transaction on relationships with customers, employees and third parties, and the inability to obtain, or delays in obtaining cost savings and synergies from the transaction, as well as other risks detailed from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances.

Item 9.01                          Financial Statements and Exhibits
(d)            Exhibits

Exhibit No.	Description
2.1
Purchase Agreement, dated as of June 8, 2015, by and among Matthews International Corporation, a Pennsylvania corporation, The York Group, Inc., a Delaware corporation, Aurora Products Group, LLC, each of the Persons listed on Annex A thereto, and Kohlberg Management VII, L.P., in its capacity as the Sellers' Representative.(1)

99.1	Press Release dated June 9, 2015.

(1)	The schedules to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules to the Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2015                                                                                                                MATTHEWS INTERNATIONAL CORPORATION

By:   /s/  Joseph C. Bartolacci
Joseph C. Bartolacci
President and Chief Executive Officer

MATTHEWS INTERNATIONAL CORPORATION
EXHIBIT INDEX
Exhibit No.	Description
2.1
Purchase Agreement, dated as of June 8, 2015, by and among Matthews International Corporation, a Pennsylvania corporation, The York Group, Inc., a Delaware corporation, Aurora Products Group, LLC, each of the Persons listed on Annex A thereto, and Kohlberg Management VII, L.P., in its capacity as the Sellers' Representative.(1)

99.1	Press Release dated June 9, 2015.

(1)	The schedules to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules to the Commission upon request.